UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2013

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

As previously announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2013, Digital Generation, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of August 12, 2013, by and among the Company, Extreme Reach, Inc. (“Extreme Reach”), and Dawn Blackhawk Acquisition, Corp.

The Company is pleased to announce that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the merger transaction has expired.

The Company continues to anticipate the transactions contemplated by the merger agreement will close in the first quarter of 2014, as previously announced.

Completion of the transactions contemplated by the merger agreement remains subject to approval by the stockholders of the Company, as well as the satisfaction or waiver of the other closing conditions specified in the merger agreement.

Important Additional Information Will be Filed with the SEC

The Company plans to file with the SEC and mail to its stockholders a proxy and information statement in connection with the merger (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, the merger and related matters. Investors and security holders are urged to read the Proxy Statement and any other relevant documents carefully when such documents are available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Investor Relations, Digital Generation, Inc., 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039, (972) 581-2000.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies relating to the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K and Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on March 15, 2013 and April 30, 2013, respectively.

Cautionary Note Regarding Forward-Looking Statements

Statements in this communication regarding the proposed transactions, the expected timing for completing the proposed transactions, future financial and operating results, benefits, synergies, future opportunities of the proposed transactions and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transactions; the ability to obtain the requisite stockholder approvals in a timely manner or otherwise; failure to satisfy other conditions to consummation of the transactions; the ability of Extreme Reach to consummate the necessary debt financing arrangements set forth in financing letters received by Extreme Reach; changes in government regulation; the ability to successfully separate operations and employees; the potential impact of the announcement of the transactions or consummation of the transactions on relationships with employees, suppliers, customers and competitors; international, national or local economic, social or political conditions that could adversely affect the parties to the transactions or their customers; conditions in the credit markets; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. In addition, any forward-looking statements represent the Company’s estimates only as of the date hereof and should not be relied upon as representing the Company’s estimates as of any subsequent date. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit
99.1	Press Release, dated as of October 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date: October 24, 2013	By:	/s/ Sean N. Markowitz
Name: Sean N. Markowitz
Title: General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press Release, dated as of October 24, 2013.